Investor Presentation January 2014 NASDAQ: TNXP

TONIX PHARMACEUTICALS 2 CONFIDENTIAL TONIX PHARMACEUTICALS Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others . These forward - looking statements are based on TONIX’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our ability to continue as a going concern ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payer reimbursement ; limited sales and marketing efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . TONIX does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the amended Annual Report on Form 10 - K/A for the year ended December 31 , 2012 , as filed with the Securities and Exchange Commission (the “SEC”) on November 22 , 2013 and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

TONIX PHARMACEUTICALS 3 CONFIDENTIAL TONIX PHARMACEUTICALS 3 Ticker TNXP Exchange NASDAQ Capital Market Cash at 9/30/13 $7.4 million Shares outstanding* 5.8 million Year Founded 2007 Independent Directors 7 * As of December 30, 2013

TONIX PHARMACEUTICALS 4 CONFIDENTIAL TONIX PHARMACEUTICALS Fibromyalgia trial underway for TNX - 102 SL (sublingual cyclobenzaprine) Top line results of Phase 2b/3 trial to be reported in 2H 2014 Anticipated to be the first of two pivotal trials required for FDA approval Strong evidence of clinical benefit in Phase 2a $1.5B U.S. market; 5M patients in U.S.; large unmet need Robust pipeline of products Post - traumatic stress disorder (PTSD): Phase 2 trial to begin in 3Q 2014 Tension headache: Pre - IND meeting to be held in 1Q 2014 Repurposing and reformulating strategy Capital - and time - efficient FDA approval path Reduced development risk All intellectual property owned by Tonix outright – no royalties Experienced management and board of directors Track record of success in drug approvals and value creation

TONIX PHARMACEUTICALS 5 CONFIDENTIAL TONIX PHARMACEUTICALS Active Ingredient FDA Term Safety Risk to Develop Cost to Develop Time to Develop New 505(b)1 Unknown Higher Higher Longer Repurposed/ Reformulated 505(b)2 Known Lower Lower Shorter New Drugs Face high hurdles for showing safety Many target niche markets like orphan diseases or rare cancers Repurposed/Reformulated Drugs Can address larger, more novel indications than new drugs Patent strategy can provide significant market exclusivity

TONIX PHARMACEUTICALS 6 CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102 SL PTSD Fibromyalgia Preclinical Phase 1 Proof - of - Concept Pivotal NDA Market TNX - 102 SL Candidate Indication TNX - 201 Headache TNX - 301 Alcoholism T NX - 102 SL is an Investigational New Drug and is not approved for any indication . 505(b)(2) 505(b)(2) 505(b)(2) 505(b)(2) Phase 2a Phase 2b/3 IND in preparation Phase 2b/3 trial enrolling Pre - IND Pre - IND

TONIX PHARMACEUTICALS 7 CONFIDENTIAL TONIX PHARMACEUTICALS * National Institutes of Health, U.S. Department of Health and Human Services ** Robinson et al, Pain 2012; 13 : 1366 - 76. *** Estimates based on information from publicly - available sources ‡ EU only 7 5 million U.S. patients* 2.6 million diagnosed; 2.4 million receiving treatment** $1.5 billion U.S. prescription drug market in 2012*** 14% CAGR 2007 - 12 Category Product Company Prior Indication Approval Year in FM 2012 U.S. S ales in FM*** Membrane Stabilizer Lyrica ® Pfizer Pain (neuropathic) 2007 $475 million SNRI Cymbalta ® Eli Lilly Depression 2008 $600 million Savella ® Forest Depression ‡ 2009 $100 million Sleep Quality TNX - 102 SL Tonix Muscle Spasm 2017E

TONIX PHARMACEUTICALS 8 CONFIDENTIAL TONIX PHARMACEUTICALS 8 * Hauser et al., J. Pain. June 2010 ** Effect sizes normalized based on Cohen methodology: Cohen J, "A power primer". Psychological Bulletin 112 (1): 155 – 159 . - 0.27 - 0.33 - 0.19 -0.35 -0.30 -0.25 -0.20 -0.15 -0.10 -0.05 0.00 Normalized effect size** Lyrica Cymbalta Savella Change in Pain with Treatment

TONIX PHARMACEUTICALS 9 CONFIDENTIAL TONIX PHARMACEUTICALS Patients feel pain all over the body, but it originates in the brain Chronic, widespread pain with sleep, fatigue, mood, and memory problems Impairs daily function and productivity: poor quality of life Predominantly female Patients remain unsatisfied despite approved products FDA has selected FM as one of 20 conditions for patient input Patients often take multiple medications (“ polypharmacy ”) ‘ Off - label’ use of opioids and sedative - hypnotics no sustained benefit Expensive, burdensome condition for healthcare system Health utilization and medication costs are substantial Managed care / payors recognize need for new therapies

Inter-relationship of pain and poor quality sleep: new target for drug therapy

>90% of FM patients complain of poor sleep quality*

- Non-restorative sleep linked to hyper-vigilance
- Restorative sleep improves FM symptoms

Sleep quality of FM patients can be objectively measured:

- **Cyclic Alternating Pattern (CAP)**
- A1 patterns indicate sleep stability
- A2, A3 patterns indicate sleep instability (poor sleep quality)

Drugs that decrease A2, A3 as percent of total CAP also improve FM symptoms**

- Sodium oxybate: a potent hypnotic, not approved for FM
- TNX-102: low-dose cyclobenzaprine (CBP), a drug previously approved at higher doses as a muscle relaxant

* Source: Swick, *Ther. Adv. Musculoskel. Dis.* 2011;3(4):167-178.
** Source: Moldofsky et al., *J. Rheum.* October 2010.

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TONIX PHARMACEUTICALS 11 CONFIDENTIAL TONIX PHARMACEUTICALS Double - blind, randomized, placebo - controlled Conducted at two academic centers in Canada Enrolled 36 subjects with fibromyalgia; 18 per arm TNX - 102 capsules or placebo taken between dinner and bedtime daily Eight - week, dose - escalating study Daily dosing ranged from 1 – 4 mg of TNX - 102 Source: Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html

TONIX PHARMACEUTICALS 12 CONFIDENTIAL TONIX PHARMACEUTICALS -30 -25 -20 -15 -10 -5 0 % Change from Baseline at Week 8 Pain TNX - 102 Placebo † Improving at least one night of CAP A2+A3(norm) ≤ 3 3% 26% reduction in pain vs. placebo Improvement in objective sleep quality measures vs. placebo * 0 10 20 30 40 50 60 70 80 % of Subjects† Sleep Quality TNX - 102 Placebo * * p < 0.05

TONIX PHARMACEUTICALS 13 CONFIDENTIAL TONIX PHARMACEUTICALS No serious adverse events No discontinuations due to adverse events in treatment arm Types of adverse events consistent with approved cyclobenzaprine products Adverse Event TNX - 102, % Placebo, % Any adverse event 83 83 Headache 39 17 Dry mouth 33 6 Somnolence 22 11 Constipation 17 6 Dizziness 17 6 Nausea 11 28 Flu syndrome 11 6 Rhinitis 11 6 Pruritus 11 0

TONIX PHARMACEUTICALS 14 CONFIDENTIAL TONIX PHARMACEUTICALS 14 t ransmucosal absorption • efficacy • tolerability/safety • chronic use • bedtime therapy • compliance • metabolism 3 0 minutes 2 hours Optimized for: TNX - 102 SL (sublingual) tablets Phase 2b/3

TONIX PHARMACEUTICALS 15 CONFIDENTIAL TONIX PHARMACEUTICALS Targets pain and poor sleep U nique mechanism of action among marketed FM products Sublingual tablet at bedtime Fast onset aligns exposure with sleeping period Designed to optimize ease - of - use, compliance Very low dose – 2.8 mg per day Daytime tolerability Developed for long - term use Evidence of clinical benefit Positive clinical experience with TNX - 102 capsules Registrational program underway 15 Brain

TONIX PHARMACEUTICALS 16 CONFIDENTIAL TONIX PHARMACEUTICALS 16 Pre - Phase 3 meeting held with FDA in February 2013 Remaining clinical work to support New Drug Application: Two adequate and well - controlled efficacy and safety trials in FM patients Primary efficacy endpoint = pain □ First trial is enrolling – “BESTFIT” Long - term exposure data to support chronic use label 100 subjects for six months, 50 subjects for one year □ Open - label extension study is enrolling Definitive repeat dose pharmacokinetic “bridging” study x x

TONIX PHARMACEUTICALS 17 CONFIDENTIAL TONIX PHARMACEUTICALS BESTFIT : BE dtime S ublingual T NX - 102 SL as F ibromyalgia I ntervention T herapy Randomized, double - blind, placebo - controlled; 13 - 15 U.S. sites Primary efficacy endpoint = change in pain at week 12 vs. baseline (Numeric Rating Scale) Top - line results expected in 2H 2014 If successful, will serve as first of two pivotal studies to support TNX - 102 SL approval in FM 17 R A N D O M I Z A T I O N Arm 1: TNX - 102 SL 2.8 mg, at bedtime nightly (n=60)* Arm 2: Placebo, at bedtime nightly (n=60)* 12 weeks open - label extension * Target enrollment; may enroll up to 100 subjects per arm.

Post-Traumatic Stress Disorder

Overlap between PTSD and FM

~50% of FM or PTSD patients meet criteria for the other disorder

Patients experience disturbed sleep and widespread pain

Core defining feature is hyper-vigilance – can disturb sleep

Painkiller abuse and addiction are common

3.5% of U.S. adult population has suffered from PTSD in past 12 months*

Experiencing any trauma can lead to PTSD

High incidence among U.S. soldiers and veterans

Associated with suicide and unpredictable violent behaviors

Patients desperate despite two FDA approved drugs; no new treatment in >10 years

Phase 2 study of TNX-102 SL expected to commence in 3Q 2014

Pre-IND meeting held with FDA

Leverage fibromyalgia formulation, clinical experience, manufacturing know-how

* *National Institutes of Mental Health & National Institutes of Health 2010*

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TONIX PHARMACEUTICALS 19 CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 201 (pure isomer isometheptene ) for tension - type headache Isometheptene has been used in the U.S. for >50 years as a treatment for headache, but is not FDA approved for any indication* Limited availability via compounding pharmacies Over - the - counter medications are inadequate for many patients » Pre - IND meeting with FDA is scheduled for Q1 2014 TNX - 301 ( disulfiram / selegiline ) for alcoholism Disulfiram has been used in the U.S. for >50 years as a treatment for maintaining sobriety » The addition of selegiline is designed to improved compliance – the major limiting factor to widespread use of disulfiram * Products containing isometheptene are being marketed as unapproved products in the U.S.; marketing withdrawal has been sanctioned by the FDA since 2012

TONIX PHARMACEUTICALS 20 CONFIDENTIAL TONIX PHARMACEUTICALS 20 Pharmacokinetics (PK) Patents filed around unique PK profile Protection expected to 2033 Composition - of - matter Patent filed - “Eutectic” Protection expected to 2034 Method - of - use FM: patent issued, 3Q 2020 expiry PTSD: patent filed in 2010 TNX - 102 SL TNX - 201 TNX - 301 Composition - of - matter Patent filed – pure isomer Protection expected to 2033 Method - of - use Alcoholism: patent allowed, 4Q 2021 expiry All IP owned by Tonix outright – no royalties / future obligations

Milestones – Recent and Upcoming

Corporate

- ☑ 8/9/13 – TNXP stock uplisted to NASDAQ
- ☑ 8/14/13 – Gross proceeds of $11.4 million from underwritten offering

TNX-102 SL (FM)

- ☑ 3Q 2013 – Began Phase 2b/3 trial in FM
- ☑ 4Q 2013 – Began open-label extension study in FM
- ☐ 2H 2014 – Top line results of Phase 2b/3 trial in FM

Pipeline

- ☐ 1Q 2014 – Pre-IND meeting for TNX-201 for tension-type headache
- ☐ 2Q 2014 – File IND for TNX-102 SL in PTSD
- ☐ 3Q 2014 – Begin Phase 2a trial of TNX-102 SL in PTSD

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TONIX PHARMACEUTICALS 22 CONFIDENTIAL TONIX PHARMACEUTICALS Bruce Daugherty, PhD CSO Seth Lederman, MD CEO Leland Gershell, MD, PhD CFO

TONIX PHARMACEUTICALS 23 CONFIDENTIAL TONIX PHARMACEUTICALS 23 Samuel Saks, MD Ernest Mario, PhD Stuart Davidson Alkermes Combion Charles Mather Janney Montgomery Scott Cowen, Smith Barney Patrick Grace WR Grace Chemed John Rhodes NYSERDA, NRDC Booz Allen Hamilton Donald Landry, MD, PhD Chair, Department of Medicine Columbia University Seth Lederman, MD Targent Pharmaceuticals Vela Pharmaceuticals

TONIX PHARMACEUTICALS 24 CONFIDENTIAL TONIX PHARMACEUTICALS 24 • TNX - 102 SL: late - stage clinical program in large market indication • Strong evidence of clinical benefit in Phase 2a • Active ingredient has established safety profile at higher doses • Multiple opportunities (fibromyalgia , PTSD, headache, alcoholism ) • FDA 505(b)(2) regulatory pathway offers risk/reward advantage • Team distinguished by track record of drug development success • Well - capitalized to execute on key near - term milestones

TONIX PHARMACEUTICALS 25 CONFIDENTIAL TONIX PHARMACEUTICALS Appendix

Cyclobenzaprine Effects on Nerve Cell Signaling

Cyclobenzaprine is a multi-functional drug

- inhibits serotonin and norepinephrine reuptake
- blocks serotonin $5HT_{2a}$ and norepinephrine α_1 receptors


Untreated
Effects of TNX-102 SL
Serotonin Reuptake
Norepinephrine Reuptake
Serotonin (S) Neuron
Norepinephrine (N) Neuron
SYNAPSE
5HT2a
5HT1a
Serotonin Receptors
α1
α2a and β
Adrenergic Receptors
Signaling
No Signal
Serotonin
Norepinephrine
Cyclobenzaprine

SNARI = Serotonin and Norepinephrine receptor Antagonist and Reuptake Inhibitor

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Drugs Used Off-Label in PTSD

Trazodone (disordered sleep), Prazosin (night terrors)

- Trazodone inhibits serotonin $5HT_{2a}$ receptors and serotonin reuptake (SARI)
- Prazosin blocks norepinephrine α_1 receptors


TNX-102 SL
Trazodone
Prazosin
Serotonin (S) Neuron
Norepinephrine (N) Neuron
SYNAPSE
5HT2a
5HT1a
Serotonin Receptors
α1
α2a and β
Adrenergic Receptors
No Signal
Signaling
Serotonin
Cyclobenzaprine
Norepinephrine
Trazodone
Prazosin

SARI – Serotonin Receptor Antagonist & Reuptake Inhibitor (Stahl SM, CNS Spectrums, 2009;14:536).
TNX-102 SL is an Investigational New Drug and is not approved for any indication.

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TONIX PHARMACEUTICALS 28 CONFIDENTIAL TONIX PHARMACEUTICALS Medicis Celgene Corporation Jazz Pharmaceuticals myeloma b acterial infection acne morning sickness narcolepsy conditions Revlimid ® sales of $ 3.7B in 2012 Acquired by Valeant for $2.6B Xyrem ® sales of $380M in 2012 Tonix Pharmaceuticals muscle spasm fibromyalgia Known drugs can be developed to treat new medical conditions and create important new treatment options for patients

TONIX PHARMACEUTICALS 29 CONFIDENTIAL TONIX PHARMACEUTICALS MAP Pharmaceuticals Alza Corporation New River Pharmaceuticals Migranal ® Levadex ® Dexedrine ® Vyvanse ® Tonix Pharmaceuticals Ritalin ® Concerta ® Acquired by J&J - $11 B Acquired by Allergan - $958 M Acquired by Shire - $2.6 B Known drugs can be reformulated into new products to treat new medical conditions and create important new treatment options for patients Flexeril ® TNX - 102 SL

NASDAQ: TNXP